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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): January 15, 2008

                        MERIDIAN INTERSTATE BANCORP, INC.
                        ---------------------------------
             (Exact name of registrant as specified in its charter)

         MASSACHUSETTS                   001-33898             20-4652200
         -------------                   ---------             ----------
(State or other jurisdiction of         (Commission          (IRS Employer
        incorporation)                  File Number)        Identification No.)

10 MERIDIAN STREET, EAST BOSTON, MASSACHUSETTS                      02128
----------------------------------------------                    ---------
 (Address of principal executive offices)                         (Zip Code)

                                 (617) 567-1500
                                 --------------
              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
                                 --------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 8.01     OTHER EVENTS.
              ------------

         On January 15, 2008, Meridian Interstate Bancorp, Inc. (the "Company") issued a press release announcing that it has received regulatory approval to complete its stock offering at the midpoint of its stock offering range and will sell 10,050,000 shares of common stock in the subscription, community and syndicated community offerings at a price of $10.00 per share and will contribute 300,000 shares to the Meridian Charitable Foundation, Inc. Trading is expected to begin Wednesday, January 23, 2008 on the NASDAQ Global Select Market under the symbol "EBSB."

         A copy of the press release is filed as Exhibit 99.1 hereto.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS.
              ---------------------------------

       (d)    Exhibits

              99.1        Press Release Dated January 15, 2008



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                      MERIDIAN INTERSTATE BANCORP, INC.


Date: January 15, 2008                By: /s/ Leonard V. Siuda
                                          --------------------------------------
                                          Chief Financial Officer and Treasurer